Exhibit 99.1

WhiteFiber Signs AI Compute Agreement with Total Contract Value in Excess of $160 Million with Investment-Grade Technology Customer

New York, May 21, 2026 /PRNewswire/– WhiteFiber, Inc. (Nasdaq: WYFI) (“WhiteFiber” or the “Company”), a leading provider of AI infrastructure and high-performance computing solutions, today announced that it has entered into a five-year agreement to provide AI compute infrastructure for an investment-grade technology customer. The deployment will be located in the Paris region and will utilize advanced NVIDIA GPU systems.

The agreement represents total contract value in excess of $160 million over the five-year term and is expected to commence service in July 2026, subject to final equipment delivery and acceptance milestones.

In connection with the deployment, WhiteFiber has entered into a binding term sheet for project-level financing, which is expected to close in June 2026. The project is expected to be supported by customer prepayments, including 12 months of advance service fees, and project-level financing, with limited long-term reliance on WhiteFiber’s corporate balance sheet and existing cash resources.

“We continue to see strong demand for AI compute infrastructure from enterprise customers globally,” said Sam Tabar, Chief Executive Officer of WhiteFiber. “This agreement reflects our ability to originate large-scale AI compute deployments with long-duration, investment-grade customer commitments and capital-efficient financing structures. It also expands our cloud footprint into Europe and reinforces that demand for high-performance AI infrastructure is global.”

WhiteFiber has secured third-party data center capacity in France to support the deployment.

About WhiteFiber, Inc.

WhiteFiber is a provider of artificial intelligence (“AI”) infrastructure solutions. WhiteFiber owns high-performance computing data centers and provides cloud services to customers. Our vertically integrated model combines specialized colocation, hosting, and cloud services engineered to maximize performance, efficiency, and margin for generative AI workloads. For more information, visit www.whitefiber.com. Follow us on LinkedIn and X @WhiteFiber_.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of applicable securities laws. Such statements include, but are not limited to, statements about our ability to capture demand in the market, prospective customer demand, our pipeline, our ability to obtain financing on favorable terms, the expected closing of the project-level financing arrangement, our expected contracted revenue, the anticipated timing and deployment of the information technology load, our position and ability to support AI infrastructure demand, our ability to capture the next phase of growth in AI infrastructure, and our ability to formalize contracts with our customers. These statements are based on current expectations and involve risks and uncertainties that may cause actual results to differ materially. These statements may be identified by words such as “will likely result,” “are expected to,” “will continue,” “will allow us to” “is anticipated,” “estimated,” “expected”, “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. The Company undertakes no obligation to update any forward-looking statements except as required by law. All forward-looking statements speak only as of the date of this press release.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the forward-looking statements contained herein are reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of new information, future developments or otherwise occurring after the date of this communication.

Investor Contact

WhiteFiber

IR@whitefiber.com